UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nabriva Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

25-28 North Wall Quay

Dublin 1, Ireland

February 22, 2022

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

AND SUPPLEMENT TO PROXY STATEMENT

Dear Nabriva Therapeutics plc Shareholder:

The information contained in this supplement (the “Supplement“) amends and supplements the proxy statement (the “proxy statement”) filed by Nabriva Therapeutics plc, an Irish public limited company (the “Company,” “Nabriva,” “we,” “us” or “our”) with the U.S. Securities and Exchange Commission and mailed to its shareholders on or about November 22, 2021, in connection with the solicitation of proxies by its board of directors for the Extraordinary General Meeting of Shareholders (the “EGM“), currently scheduled to be held on Thursday, March 24, 2022 beginning at 5:00 p.m. Irish time (12:00 p.m., U.S. Eastern Time) at 25-28 North Wall Quay, Dublin 1, Ireland. A new Notice of Extraordinary General Meeting for the EGM is also included with this Supplement.

The EGM was originally convened for December 22, 2021 but was adjourned to March 24, 2022 to allow the Company to solicit from its shareholders the additional proxies necessary to obtain approval of the proposal described in the proxy statement. The original record date for determining shareholders entitled to vote at the EGM was November 19, 2021. In connection with the reconvening of the EGM on March 24, 2022, the Company has established the close of business on February 18, 2022 as the new record date for determining shareholders entitled to vote at the EGM or any adjournments or postponements thereof. As of February 18, 2022, there were issued, outstanding and entitled to vote an aggregate of 60,384,712 of our ordinary shares.

The EGM will still be held at 25-28 North Wall Quay, Dublin 1, Ireland. You may still attend and vote in person during the EGM by delivering your completed proxy card or by completing a ballot at the EGM. We note, however, personal attendance at the EGM may present a health risk to shareholders and others. In particular, we advise that shareholders who are experiencing any COVID-19 symptoms or anyone who has been in contact with any person experiencing any COVID-19 symptoms should not attend the EGM in person. We may take additional procedures or limitations on meeting attendees, including limiting seating, requiring health screenings and other reasonable or required measures to enter the meeting venue.

In the event a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders with as much notice as possible by press release (which we will also file with the SEC). We recommend that shareholders keep up-to-date with latest public health guidance regarding travel, self-isolation and health and safety precautions.

The proxy statement sets forth additional information regarding the EGM and provides you with detailed information regarding the business to be considered at the EGM. We encourage you to read the proxy statement carefully and in its entirety. The proxy statement and form of proxy card are available at www.proxyvote.com.

If you have become a shareholder since November 19, 2021, please take a moment to vote your shares today. You can cast your vote by signing, dating and returning the enclosed proxy card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card.

If you were a shareholder on November 19, 2021 and held your shares through the close of business on February 18, 2022:

•	If you have previously voted your shares and do not wish to change your vote, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy card or pursuant to your voting instructions previously submitted via telephone or the Internet.

•	If you have previously voted your shares and wish to change your vote or apply your previously submitted voting instructions to shares acquired since the original record date, you may do so by following the instructions on the enclosed proxy card. You can cast your vote by signing, dating and returning the enclosed proxy card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card.

•	If you did not previously vote your shares, please take a moment to vote your shares today. You can cast your vote by signing, dating and returning the enclosed proxy card in the envelope provided, or via telephone or the Internet following the instructions on the enclosed proxy card.

To vote shares held in “street name,” holders will need to follow the directions that will be provided by their brokerage firm.

Recommendation

The enclosed notice of the EGM sets forth the related proposal that will be presented at the EGM, which is described in more detail in the proxy statement. Our board of directors recommends that you vote "FOR" Proposal 1, as set forth in the proxy statement.

YOUR VOTE IS VERY IMPORTANT. If you need assistance voting your shares, please call Georgeson LLC for assistance at +1-866-856-4733.

Thank you for your ongoing support and continued interest in Nabriva Therapeutics.

Very truly yours,

/s/ Daniel Burgess
Daniel Burgess
Chairman of the Board of Directors

25-28 North Wall Quay

Dublin 1, Ireland

NOTICE OF ADJOURNED EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

to be held on Thursday, March 24, 2022

Nabriva Therapeutics plc, an Irish public limited company (the “Company”) originally convened an extraordinary general meeting of its shareholders for December 22, 2021. However, this meeting was adjourned to March 24, 2022 to allow the Company to solicit from its shareholders the additional proxies necessary to obtain approval of the proposal described in the proxy statement.

The Company hereby provides notice that the adjourned extraordinary general meeting of shareholders of the Company will be held on Thursday, March 24, 2022, beginning at 5:00 p.m. Irish time (12:00 p.m., U.S. Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland (the “EGM”), to consider and vote upon the following matter:

1.	To grant the board of directors authority under Irish law to allot and issue ordinary shares (including rights to acquire ordinary shares) for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply (Proposal 1).

To transact such other business as may properly come before the EGM or any adjournment thereof.

Proposal 1 is a special resolution, requiring the affirmative vote of not less than 75% of the votes cast (in person or by proxy) at the EGM. Proposal 1 is more fully described on page 6 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 22, 2021 (the "November Proxy") and such description is incorporated by reference into this notice. Proposal 1 as set out above and as more fully described in the November Proxy, is identical to Proposal 1 as contained in the November Proxy.

The original record date for the EGM was November 19, 2021. The Company’s board of directors has established the close of business on February 18, 2022 as the new record date for determining shareholders entitled to vote at the EGM or any adjournments or postponements thereof.

Special Precautions Due to COVID-19 Concerns

Given public health concerns related to COVID-19, the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are monitoring guidance issued by appropriate governmental health agencies, including the Irish Health Service Executive, or the HSE, the Irish government, the U.S. Center for Disease Control and Prevention and the World Health Organization, which we refer to collectively as the Health Authorities, and we have implemented, and will continue to implement, the measures advised by the relevant Health Authorities to minimize the spread of COVID-19. The EGM will be held in accordance with HSE and relevant Health Authority guidance.

Shareholders’ contributions at the EGM are valued, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the EGM may present a health risk to shareholders and others. In particular, we advise that shareholders who are experiencing any COVID-19 symptoms or anyone who has been in contact with any person experiencing any COVID-19 symptoms should not attend the EGM in person. The Company may take additional procedures or limitations on meeting attendees, including limiting seating, requiring health screenings and other reasonable or required measures to enter the meeting venue.

In the event a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders with as much notice as possible by press release (which we will also file with the SEC). We recommend that shareholders keep up-to-date with latest public health guidance regarding travel, self-isolation and health and safety precautions.

By order of the Board of Directors,

/s/ Daniel Burgess
Daniel Burgess
Chairman of the Board of Directors

Dublin, Ireland

February 22, 2022

YOU MAY OBTAIN ADMISSION TO THE EGM BY IDENTIFYING YOURSELF AT THE EGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON February 18, 2022 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE EGM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO BE RECEIVED BY THE COMPANY NO LATER THAN MARCH 23, 2022 TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE EGM. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE EGM IS ENTITLED, USING THE PROXY CARD PROVIDED, TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE EGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

PURSUANT TO THE COMPANY'S CONSTITUTION, THE EGM MAY BE ADJOURNED IN CERTAIN CIRCUMSTANCES AT THE DISCRETION OF THE DULY ELECTED CHAIRPERSON OF THE EGM WHERE HE OR SHE DECIDES THAT IT IS NECESSARY OR APPROPRIATE TO DO SO, INCLUDING TO GIVE ALL PERSONS ENTITLED TO DO SO A REASONABLE OPPORTUNITY OF VOTING AT THE EGM.

1 1 12345678 1 234567 8 1 234567 8 1 234567 8 1 234567 8 1 234567 8 1 234567 8 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0000532356_1 R1.0.0.24 NABRIVA THERAPEUTICS PLC 25-28 NORTH WALL QUAY DUBLIN 1, IRELAND ATTN: CORPORATE SECRETARY Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on March 23, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on March 23, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR Proposal 1. For Against Abstain 1. To grant the board of directors authority under Irish law to allot and issue ordinary shares (including rights to acquire ordinary shares) for cash without first offering those ordinary shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000532356_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Proxy Statement is available at www.proxyvote.com Notice of 2022 Extraordinary General Meeting of Shareholders March 24, 2022, 5:00 p.m. Irish Time Nabriva Therapeutics plc 25-28 North Wall Quay Dublin 1, Ireland This proxy is solicited by the Board of Directors Theodore Schroeder, Daniel Dolan and J. Christopher Naftzger, or any of them, each with the power of substitution, are hereby appointed as proxies, and authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Shareholders of Nabriva Therapeutics plc to be held on March 24, 2022, beginning at 5:00 p.m., Irish Time (12:00 p.m., U.S. Eastern Time) or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak, vote and demand or join in demanding a poll instead of him or her at the Extraordinary General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than Theodore Schroeder, Daniel Dolan and J. Christopher Naftzger, please contact our Company Secretary and also note that your nominated proxy must attend the Extraordinary General Meeting in person in order for your votes to be cast. Shares represented by this proxy will be voted in the manner directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1. In their discretion, the Proxies (and any validly appointed substitute proxy) are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Items to be voted appear on reverse side.) Continued and to be signed on reverse side